THE ARBITRAGE FUNDS

The Arbitrage Event-Driven Fund

(the “Fund”)

Supplement dated May 18, 2018 to the Summary Prospectus

dated September 30, 2017, as supplemented to date

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS

Effective June 30, 2018, footnote (2) under Fund Fees and Expenses in the Fund’s summary prospectus is revised to read as follows:

(2)  A deferred sales charge of up to 1.00% may be imposed on Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.  The deferred sales charge is applicable to purchases of $500,000 or more made prior to June 30, 2018 and to purchases of $250,000 or more made after June 30, 2018 (determined on a first-in, first-out basis).

Please retain this supplement for future reference.